Exhibit 10.1

SECOND AMENDMENT TO SERVICES AGREEMENT

This SECOND AMENDMENT TO SERVICES AGREEMENT (this “Amendment”) dated as of August 20, 2007 is made by and between InfoLogix, Inc., a Delaware corporation, and Futura Services, Inc., a Pennsylvania corporation.

WHEREAS, the parties to this Amendment are party to a certain Services Agreement, dated as of July 17, 2006, as amended by the Amendment dated as of October 9, 2006 (the “Services Agreement”); and

WHEREAS, the parties desire to amend or modify certain terms of the Services Agreement in certain respects on the terms and conditions set forth below.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.             Upon execution of this Amendment by each of the parties to this Amendment, the Services Agreement is amended in each of the following respects:

(a)           The Annual Minimum Purchase set forth in Section 1.3 of the Services Agreement shall be increased from $700,000 to $1,500,000.

(b)           The Termination Fee set forth in Section 9.3 of the Services Agreement shall be increased from $700,000 to $1,500,000.

2.             This Amendment shall be governed by and construed under the laws of the Commonwealth of Pennsylvania without regard to conflicts of laws principles that would require the application of any other law.

3.             Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Services Agreement.

4.             Except as otherwise expressly provided in this Amendment, the terms of the Services Agreement shall continue in full force and effect.  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall be deemed to constitute one and the same agreement.  The exchange of copies of this Amendment and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Amendment and may be used in lieu of the original Amendment for all purposes.

[signature page follows]

IN WITNESS WHEREOF, each of the parties to this Amendment has duly executed this Amendment all as of the date first above written.

INFOLOGIX, INC.

By:	/s/ David Gulian
	Name:	David Gulian
	Title:	President and Chief Executive Officer

FUTURA SERVICES, INC.

By:	/s/ Janet E. DiNicola
	Name:	Janet E. DiNicola
	Title:	President

[SIGNATURE PAGE TO SECOND AMENDMENT TO SERVICES AGREEMENT]